Subsequent events	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
Subsequent Events [Text Block]
19. Subsequent events

On August 14, 2018, the Partnership paid a quarterly cash distribution with respect to the quarter ended June 30, 2018 of $0.44 per common and subordinated unit. The total amount of the distribution was $15.0 million.

On August 15, 2018, the Partnership paid a cash distribution of $3.2 million, or $0.546875 per Series A preferred unit, for the period commencing on May 15, 2018 to August 14, 2018.

On August 21, 2018, the Partnership repaid $6.0 million on the revolving credit facility using part of the net proceeds of the ATM program.

For the period from July 2, 2018 to
August 21
, 2018,
 the Partnership had sold 506,887 Series A preferred units under its ATM program at an average gross sales price of $25.68 per unit and received net proceeds, after sales commissions, of $12.8 million. For the period from July 2, 2018 to
August 21
, 2018, the
Partnership had sold 58,231 common units under its ATM program at an average gross sales price of $18.28 per unit and received net proceeds, after sales commissions, of $1.1 million. The Partnership has paid an aggregate of $0.2 million in sales commissions to the Agent in connection with such sales in the period from July 2, 2018 to
August 21
, 2018.
From the commencement of the ATM program, the Partnership has sold 1,294,913 Series A preferred units and 229,606 common units, and received net proceeds of $32.8 million and $4.1 million, respectively. The compensation paid to the Agent for such sales was $0.6 million.